Supplement to
Fidelity's Broadly Diversified International Equity Funds
December 29, 2003
Prospectus

Effective the close of business on October 25, 2004, new positions in Fidelity® Diversified International Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on October 25, 2004, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) since October 25, 2004, and 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since October 25, 2004. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

Shareholder Meeting. On September 15, 2004, a meeting of the shareholders of Fidelity International Growth & Income Fund was held to vote on various fund proposals. This meeting was adjourned until October 14, 2004 for the fund proposals for Global Balanced, Diversified International, Aggressive International, Overseas, and Worldwide and all trust-wide proposals. Shareholders of record on July 19, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

Fidelity International Growth & Income Fund has been renamed Fidelity International Discovery Fund. All references to International Growth & Income throughout this prospectus should be replaced with International Discovery.

The following information replaces similar information found in the "Investment Summary" section on page 3.

IBD-04-04 October 15, 2004
1.474896.120

Investment Objective

International Discovery Fund seeks long-term growth of capital.

Principal Investment Strategies

FMR's principal investment strategies include:

  Normally investing primarily in non-U.S. securities.
  Normally investing primarily in common stocks.
  Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

The following information replaces similar information found in the "Performance" section on page 5.

The following information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Global Balanced also compares its performance to the performance of a combination of market indexes over various periods of time. Global Balanced also compares its performance to the performance of an additional index over various periods of time. Prior to October 1, 2004, International Discovery operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Prior to February 11, 2000, Aggressive International operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies. Returns (before and after taxes) are based on past results and are not an indication of future performance.

The following information replaces similar information found in the "Investment Details" section on page 11.

Investment Objective

International Discovery seeks long-term growth of capital.

Principal Investment Strategies

FMR normally invests the fund's assets primarily in non-U.S. securities. FMR normally invests the fund's assets primarily in common stocks.

FMR normally diversifies the fund's investments across different countries and regions. In allocating the fund's investments across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

In addition to the principal investment strategies discussed above, FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Fundamental Investment Policies" on page 13.

International Discovery seeks long-term growth of capital.

The following information replaces the management fee information for International Discovery found in the "Fund Management" section beginning on page 18.

For International Discovery, the fee is determined by calculating a basic fee and then applying a performance adjustment. The performance adjustment either increases or decreases the management fee, depending on how well International Discovery has performed relative to the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. For fiscal year ended October 31, 2003, International Discovery did not have a performance adjustment.

For the period prior to October 1, 2004, International Discovery did not have a performance adjustment. During a transition period from October 1, 2004 to September 1, 2005, there will be no performance adjustment for International Discovery and the fund's management fee will equal the basic fee rate. Beginning September 1, 2005, the fund's performance adjustment will take effect and the fund will compare its performance to the MSCI EAFE Index. The performance period will consist of the current month plus the previous eleven months. Thereafter, a new month will be added until the performance period equals 36 months. Subsequently, the performance period will consist of the current month plus the previous 35 months.

The performance adjustment rate is calculated monthly by comparing over the performance period International Discovery's performance to that of the MSCI EAFE Index.

For International Discovery, the performance period will begin on October 1, 2004 and will eventually include 36 months. The performance adjustment will not take effect until September 1, 2005.

The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets over the performance period, and the resulting dollar amount is then added to or subtracted from the basic fee.

The following information replaces the biographical information for Penny Dobkin found in the "Fund Management" section beginning on page 18.

William Kennedy is manager of Fidelity International Discovery Fund, which he has managed since October 2004. Since joining Fidelity Investments in 1994, Mr. Kennedy has worked as a research analyst and manager.